EXHIBIT 10.1

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO RULE 24B-2 AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST.  COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

Amendment #1 to the
Evaluation Corporation Agreement

Incorporating the terms and conditions of the Evaluation Agreement, effective as of June 14, 2010 (hereinafter collectively referred to as the “Agreement"), made by and between Novartis Vaccines and Diagnostics, Inc. ("Novartis V&D") and Accelr8 Technology Corporation ("Accelr8”), the Agreement is amended, effective as of November 10, 2010 as set forth herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Agreement as follows:

•
New Section 2(f) shall be added:  Novartis V&D agrees to pay Accelr8 additional $140,000 for Accelr8's commitment to cost and expenses associated with performance of obligations referenced in Exhibit C Evaluation Plan included by reference.

This payment will serve to concurrently extend the Exclusive License Period for negotiation exclusivity for two (2) additional 30 day periods.  For the avoidance of doubt, Novartis V&D will have exclusivity of negotiation extended to January 13, 2011,

•      Section 11.  Extending the Term of the agreement to June 30, 2011.

Capitalized terms in this Amendment # 1 shall have the same meaning as set forth in the Agreement.  All of the other terms and conditions of the Agreement shall continue in full force and effect.  This Amendment #1, together with the Agreement, constitutes the entire agreement between the parties hereto regarding the subject matter hereof and supersedes any prior and/or contemporaneous agreement(s), understanding(s) and/or negotiations(s).

IN WITNESS WHEREOF the parties hereto hereby execute this Amendment # 1 as of the date set forth above.

Novartis Vaccines and Diagnostics, Inc.	Accelr8 Technology Corporation

By:	By:
(Signature)	(Signature)
Name:	Name:

Title:	Title:

Date:	Date:

Accelr8 Technology Corporation	NOVARTIS V&D
C1T201011051654	Page 1 of 1

EXHIBIT C EVALUATION PLAN

1.  Project Feasibility Evaluation

Teams to mutually agree on draft documents to govern product development.

Deliverables:
o User Business Requirements Document
o Product Requirements Document
o Initial risk analysis
o Draft regulatory plan
o Draft clinical plan
o Draft project plan
o Product/Technology feasibility plan

2.  Microscopy Evaluation

Optical scan speed was identified as critical parameter for accuracy of colony detection and identification (species identification and sensitivity), required complexity of sample prep to support "clean image field" and number of cartridges that can be simultaneously processed on the system.

Summary Key Function Requirements, Microscopy

[***]

Preliminary survey of technology has identified that CMOS cameras are commercially available to support the scan speed. Autofocus and accurate stage motion will be required to support imaging.

Deliverable:  Prototype optical stage to demonstrate solution to achieve required throughput and image quality.

3.  Pipetting Evaluation

Multiple fluid transfers are required for the assay to be automated. Although several OEM solutions exist, reliable and accurate pipetting is a critical success factor.

Deliverable: [***]

4.  Sample Prep Evaluation

Automated workflow is critical for reducing operator hands-on-time. [***]

Deliverable: Demonstration of technology approach to process homogenized ETA sample with sufficient bacterial recovery and background elimination.

5.  Clinical Specimen Evaluation Objective

Processing of clinical specimen samples to demonstrate detection of [***]
pathogens [***] with performance characteristics, using culture results as the comparator, as proposed in the PRD.

Deliverable: Study report of clinical specimen, processing.